                                     PIONEER
                                     -------
                                      HIGH
                                      YIELD
                                      FUND

                                   Semiannual
                                     Report

                                     4/30/02

                           [Pioneer Investments Logo]

Table of Contents
--------------------------------------------------------------------------------

 Letter from the President                          1
 Portfolio Summary                                  2
 Performance Update                                 3
 Portfolio Management Discussion                    7
 Schedule of Investments                           10
 Financial Statements                              19
 Notes to Financial Statements                     27
 Trustees, Officers and Service Providers          32
 The Pioneer Family of Mutual Funds                33
 Retirement Plans from Pioneer                     34
 Programs and Services for Pioneer Shareowners     36

Pioneer High Yield Fund

LETTER FROM THE PRESIDENT

Dear Shareowners,
--------------------------------------------------------------------------------
The market's upward tilt since last fall suggests that investors have been repositioning portfolios in anticipation of better economic times. Low interest rates and lower taxes are among the keys to their optimistic mood.

That optimism appears to have been justified. Judging by recent reports, the U.S. economy has absorbed the shock of September 11th and, for the most part, moved closer to normalcy. A mild upturn is now underway, according to Federal Reserve Board figures, and what may have been the briefest and shallowest of post-World War II recessions is probably behind us. In early May, the Fed's Open Market Committee noted that the economy was benefiting in particular from a brighter inventory picture; excess inventories have largely been absorbed and investment in new inventory has begun. Other encouraging economic signs include a pickup in manufacturing and increased demand in most - but not all - sectors.

Shifts in the economic weather sometimes lead us to shift our ground - we're tempted to seek shelter when the outlook is cloudy, then rush back out as soon as skies brighten. But if market behavior of recent years has taught us anything, it's that the basic lessons of sound investing - a long-term view and diversification - still apply. Jumping in and out of the market with each variation in climate is often no more than guesswork. It's not timing the market that yields solid returns, but time in the market. And well-diversified portfolios, those that include growth and value stocks as well as bonds, always have the potential to hold up better in downturns than portfolios that concentrate on a single investment type.

Planning is never out of season

Although memories of April 15 have receded, it's not too early to think about reducing next year's taxes. A logical first step is to go over this year's return with a qualified professional. In that process you could uncover several tax-cutting ideas, including newly expanded opportunities for owners of IRAs, sole proprietors and participants in corporate retirement plans. Your financial advisor can also explain the benefits of saving for retirement with Pioneer's tax-sensitive investment options.

You can learn more about Pioneer's mutual funds and all of our products and services at www.pioneerfunds.com. For questions about the Pioneer funds you own and advice on additional purchases, please contact your financial advisor.

All of us at Pioneer appreciate your continued business.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

Pioneer High Yield Fund
PORTFOLIO SUMMARY 4/30/02

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A PIE CHART IN THE PRINTED
MATERIAL]

Convertible Corporate Bonds               68.6%
Corporate Bonds                           26.0%
Convertible Preferred Stock                5.4%

Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A PIE CHART IN THE PRINTED
MATERIAL]

0-1 years          1.6%
1-3 years         19.6%
3-4 years         24.8%
4-6 years         46.5%
6-8 years          2.1%
8+  years          5.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investment in securities)

 1. IVAX Corp., 4.50%, 5/15/08                 3.76%
 2. JC Penney Co., Inc., 7.625%, 3/1/97        3.24
 3. Juniper Networks, Inc., 4.75%, 3/15/07     2.94
 4. Conexant Systems Inc., 4.0%, 2/1/07        2.82
 5. Vertex Pharmaceuticals, 5.0%, 9/19/07      2.54
 6. Triquint Semiconductor, 4.0%, 3/1/07       2.53
 7. Human Genome Sciences, 3.75%, 3/15/07      2.47
 8. Wesco Distribution, Inc., 9.125%, 6/1/08   2.28
 9. Tower Automotive, Inc., 5.0%, 8/1/04       2.25
10. Vitesse Semiconductor, 4.0%, 3/15/05       2.23

Fund holdings will vary for other periods.

Pioneer High Yield Fund
PERFORMANCE UPDATE 4/30/02                             CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        4/30/02   10/31/01
                 $10.92    $10.41

Distributions per Share   Income      Short-Term      Long-Term
(10/31/01 - 4/30/02)      Dividends   Capital Gains   Capital Gains
                          $0.50            --              --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer High Yield Fund at public offering price, compared to the growth of the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality).

Average Annual Total Returns+
(As of April 30, 2002)

                   Net Asset   Public Offering
Period               Value         Price*
 Life-of-Class
 (2/12/98)        11.84%      10.62%
 1 Year            9.19        4.25

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Growth of $10,000+

             Pioneer High     ML High Yield         ML Index of Convertible
Date          Yield Fund*   Master II Index++   Bonds (Speculative Quality)++

2/28/98         $9,550          $10,000                     $10,000
10/31/98        $8,260           $9,612                      $9,185
               $10,069          $10,151                     $12,442
10/31/00       $13,203           $9,980                     $14,165
               $13,773           $9,985                     $10,316
4/30/02        $15,124          $10,598                     $11,261

 + The performance of each class of the Fund from February 12, 1998 to February
   25, 2000 is the performance of Third Avenue High Yield Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Third Avenue High Yield Fund.

++ Index comparisons begin 2/28/98. The Merrill Lynch High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

   Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer High Yield Fund
PERFORMANCE UPDATE 4/30/02                             CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        4/30/02   10/31/01
                 $10.96    $10.45

Distributions per Share   Income      Short-Term      Long-Term
(10/31/01 - 4/30/02)      Dividends   Capital Gains   Capital Gains
                          $0.469           --              --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer High Yield Fund, compared to the growth of the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality).

Average Annual Total Returns+
(As of April 30, 2002)

                   If         If
Period            Held     Redeemed*
 Life-of-Class
 (2/12/98)        11.13%      10.79%
 1 Year            8.44        4.46

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Growth of $10,000+


             Pioneer High     ML High Yield         ML Index of Convertible
Date          Yield Fund*   Master II Index++   Bonds (Speculative Quality)++

2/28/98        $10,000         $10,000              $10,000
10/31/98        $8,602          $9,612               $9,185
               $10,412         $10,151              $12,442
10/31/00       $13,619          $9,980              $14,165
               $14,089          $9,985              $10,316
4/30/02        $15,222         $10,598              $11,261

 + The performance of each class of the Fund from February 12, 1998 to February
   25, 2000 is the performance of Third Avenue High Yield Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Third Avenue High Yield Fund.

++ Index comparisons begin 2/28/98. The Merrill Lynch High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

   Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer High Yield Fund
PERFORMANCE UPDATE 4/30/02                             CLASS C SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        4/30/02   10/31/01
                 $11.05    $10.55

Distributions per Share   Income      Short-Term      Long-Term
(10/31/01 - 4/30/02)      Dividends   Capital Gains   Capital Gains
                          $0.474           --              --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer High Yield Fund at public offering price, compared to the growth of the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality).

Average Annual Total Returns+
(As of April 30, 2002)

                 Net Asset   Public Offering
Period             Value       Price/CDSC
 Life-of-Class
 (2/12/98)        11.33%      11.07%
 1 Year            8.34        7.28

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. A 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.


[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Growth of $10,000+

             Pioneer High     ML High Yield         ML Index of Convertible
Date          Yield Fund*   Master II Index++   Bonds (Speculative Quality)++

2/28/98         $9,900         $10,000                 $10,000
10/31/98        $8,517          $9,612                  $9,185
               $10,310         $10,151                 $12,442
10/31/00       $13,603          $9,980                 $14,165
               $14,080          $9,985                 $10,316
4/30/02        $15,391         $10,598                 $11,261

 + The performance of each class of the Fund from February 12, 1998 to February
   25, 2000 is the performance of Third Avenue High Yield Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Third Avenue High Yield Fund.

++ Index comparisons begin 2/28/98. The Merrill Lynch High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

   Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer High Yield Fund
PERFORMANCE UPDATE 4/30/02                             CLASS Y SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        4/30/02   10/31/01
                 $10.92    $10.39

Distributions per Share   Income      Short-Term      Long-Term
(10/31/01 - 4/30/02)      Dividends   Capital Gains   Capital Gains
                          $0.513            --              --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer High Yield Fund, compared to the growth of the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality).

Average Annual Total Returns+
(As of April 30, 2002)

                   If         If
Period            Held     Redeemed
 Life-of-Class
 (2/12/98)        11.91%      11.91%
 1 Year            9.42        9.42

* Assumes reinvestment of distributions.

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Growth of $10,000+

             Pioneer High     ML High Yield         ML Index of Convertible
Date          Yield Fund*   Master II Index++   Bonds (Speculative Quality)++

2/28/98        $10,000         $10,000                $10,000
10/31/98        $8,665          $9,612                 $9,185
               $10,589         $10,151                $12,442
10/31/00       $13,827          $9,980                $14,165
               $14,420          $9,985                $10,316
4/30/02        $15,883         $10,598                $11,261

 + The performance of each class of the Fund from February 12, 1998 to February
   25, 2000 is the performance of Third Avenue High Yield Fund's single class.

++ Index comparisons begin 2/28/98. The Merrill Lynch High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

   Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer High Yield Fund

PORTFOLIO MANAGEMENT DISCUSSION 4/30/02

Once again, Fund manager Margaret Patel was able to guide the Fund to performance that topped the market during the six months that ended April 30, 2002. In the following interview, Ms. Patel discusses how high-yield bonds fared and her market-beating strategy.

Q:  How did the Fund perform?

A: During a period when the high-yield market rebounded strongly, the Fund posted a total return based on net asset value of 9.80% for the Fund's Class A shares, 9.46% for Class B shares, 9.32% for Class C shares, and 10.15% for Class Y shares. By comparison, the average return for the same period of the Merrill Lynch High Yield Master II Index was 6.13%.

Q: What was the environment like for the high-yield market during the past six months?

A: The high-yield market bounced back substantially following marked declines in the aftermath of September 11. The yield spread - or differential - between high-yield bonds and Treasury securities narrowed, with the result that most high-yield bonds experienced capital appreciation along with solid interest income. However, the market still carried substantial risk in the form of defaults, which appear to have peaked at about 10.7% in January, according to Moody's. Although Moody's expects that rate to fall to around 7.5% by the end of the year, at that level it would remain higher than the average of 4.6% for the past 20 years.

Q:  What factors enabled the Fund to perform better than the market as a whole?

A. We continued to avoid areas that posted significant underperformance, particularly in the telecommunications sector. In addition, the Fund benefited from investments in interest-rate sensitive sectors, including autos, paper and forest products, basic materials, trucking, lodging and transportation services. We added these investments in the fall of 2001, and they responded well to the Federal Reserve Board's aggressive approach toward lowering interest rates.

Q:  Where did you find investment opportunities?

A. My overall approach remained unchanged, as we looked to unearth opportunities in sectors and industries that were growing

Pioneer High Yield Fund

PORTFOLIO MANAGEMENT DISCUSSION 4/30/02                            (continued)

    faster than the economy as a whole and that offered relative value. Technology continued to be an area of emphasis, and we looked to invest in companies that offered unique products and services that enabled them to maintain strong industry positions. Demand for technology products and services remained somewhat depressed during the period, but we expect it to pick up once again at some point between the fall of 2002 and the fall of 2003. In addition, we added to the Fund's holdings in the health care sector. Many securities in that area fell to very attractive valuations, as investors sold them off to gravitate toward more economically sensitive sectors. We used that change in outlook to increase the Fund's weighting in health care to about 24% of assets, including investments in acute care hospitals, biotechnology, and generic pharmaceutical providers. This last group should benefit from long-term demographic trends.

Q: Did a focus on convertible securities continue to be a hallmark of your investment approach?

A: Yes, it did. To remind shareowners, we invest in discounted, non-investment grade convertible securities offering high yields. These investments permit the Fund to have exposure to attractive industries where generic high-yield bonds might not be available, particularly smaller companies in rapidly growing industries. To illustrate, we are able to maintain significant exposure to technology by investing in non-investment grade convertibles. The sector does not present many opportunities in the high-yield market, however, it does offer a significant supply of convertible securities. We are attracted to convertible securities because they offer the possibility of price appreciation if the underlying value of the company's stock rises. During the past six months, the Fund's stake in non-investment grade convertibles increased to 73%, reflecting yield opportunities in the underlying bonds as stocks declined. The prices of convertible bonds fell to the point where convertible bond yields are now competitive with those found in the high-yield market. Investors in convertible bonds can therefore garner the same yield; at the same time, if the underlying stock price rises, the value of the convertible bond does as well. We looked to invest in convertible bonds of companies offering attractive business positions and growth opportunities within sectors where stock prices were temporarily depressed. It should be noted that

Pioneer High Yield Fund

    convertible securities can be riskier investments than regular high-yield bonds. The prices of convertible securities are generally more volatile than those of generic high-yield bonds, reflecting changes in the companies' underlying equity prices.

Q: Which were some of the better-performing investments for the Fund? Which were disappointments?

A: Among the positive performers for the Fund was Freeport Mac- Moran, a basic materials firm that performed well reflecting a better outlook for copper and gold. In addition, the Fund's investments in the semiconductor and related industries - including Conexant and Fairchild Semiconductor - appreciated due to improved investor sentiment. Getty Images, an online provider of photographic images - benefited from expectations of increased advertising expenditures and the company's ownership of a wide selection of images from Afghanistan. Finally, Cor Therapeutics rose subsequent to the company's takeover offer by Millennium Pharmaceuticals.

    Disappointments included EOTT Energy Partners, which suffered due to the firm's relationship as a spin-off from Enron. There were questions about the company's equity ownership by and bank line from Enron. However, we maintained the position due to the corporation's restructuring of its management and financial agreements. In addition, Semco Energy, a natural gas pipeline company serving Alaska and Northern Michigan, stumbled due to warmer than normal winter temperatures and general uncertainty about how fallout from the Enron collapse would affect the energy industry. The holding remains in the Fund due to my confidence in the company's future prospects.

Q:  What is your outlook?

A: We are cautiously optimistic. Interest rates on high-yield bonds remain historically attractive, and the yield spread between high-yield bonds and Treasuries remains wider than historical averages. This leaves room for the high-yield market to perform well. However, a backdrop of uncertainty remains due to questions about the pace and timing of the economic recovery and its effect on diverse sectors, in addition to higher-than-average default rates. As a result, we intend to focus the Fund on companies that we believe will continue to be going concerns and that are the leaders within their sectors.

Pioneer High Yield Fund

SCHEDULE OF INVESTMENTS 4/30/02 (unaudited)

   Shares                                                                 Value
              CONVERTIBLE PREFERRED STOCKS - 5.4%
              Automobiles & Components - 1.4%
              Automobile Manufacturers - 1.4%
  647,500     Cummins Capital Trust I, 7.0%, 6/15/31 (144A)         $ 35,693,438
   70,000     Cummins Capital Trust I, 7.0%, 6/15/31                   3,858,750
                                                                    ------------
              Total Automobiles & Components                        $ 39,552,188
                                                                    ------------
              Consumer Durables & Apparel - 0.9%
              Photographic Products - 0.9%
  390,000     Xerox Corp., 7.5%, 11/27/21 (144A)                    $ 23,692,500
                                                                    ------------
              Total Consumer Durables & Apparel                     $ 23,692,500
                                                                    ------------
              Diversified Financials - 0.3%
              Consumer Finance - 0.3%
  290,500     Nuevo Energy, 5.75%, 12/15/26                         $  8,860,250
                                                                    ------------
              Total Diversified Financials                          $  8,860,250
                                                                    ------------
              Materials - 1.3%
              Paper Products - 1.3%
  303,000     Boise Cascade, 7.5%, 12/16/04                         $ 16,134,750
  420,800     International Paper Capital Trust, 5.25%, 7/20/25       19,356,800
                                                                    ------------
              Total Materials                                       $ 35,491,550
                                                                    ------------
              Media - 0.0%
              Broadcasting & Cable TV - 0.0%
   50,000     Equity SECs Trust I, 6.5%, 11/15/04                   $  1,300,000
                                                                    ------------
              Total Media                                           $  1,300,000
                                                                    ------------
              Technology Hardware & Development - 1.1%
              Telecommunications Equipment - 1.1%
    8,300     Lucent Technologies Inc., 8.0%, 8/1/31 (144A)         $  7,551,340
   22,500     Lucent Technologies Inc., 8.0%, 8/1/31                  20,470,500
                                                                    ------------
              Total Technology Hardware & Development               $ 28,021,840
                                                                    ------------
              Utilities - 0.4%
              Gas Utilities - 0.4%
1,227,100     Semco Capital Trust II, 11.0%, 8/16/03                $ 10,921,190
                                                                    ------------
              Total Utilities                                       $ 10,921,190
                                                                    ------------
              TOTAL CONVERTIBLE PREFERRED STOCKS
              (Cost $144,982,578)                                   $147,839,518
                                                                    ------------


10  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund

   Principal
    Amount                                                                 Value
                 CONVERTIBLE CORPORATE BONDS - 68.6%
                 Automobiles & Components - 4.0%
                 Auto Parts & Equipment - 4.0%
$50,380,000      MascoTech, Inc., 4.5%, 12/15/03                    $ 47,105,300
 66,775,000      Tower Automotive Inc., 5.0%, 8/1/04+                 61,850,344
                                                                    ------------
                 Total Automobiles & Components                     $108,955,644
                                                                    ------------
                 Banks - 0.7%
 19,520,000      Navistar Financial Corp., 4.75%, 4/1/09 (144A)     $ 19,300,400
                                                                    ------------
                 Total Banks                                        $ 19,300,400
                                                                    ------------
                 Capital Goods - 2.9%
                 Aerospace & Defense - 0.5%
 12,000,000      EDO Corp., 5.25%, 4/15/07 (144A)                   $ 14,355,000
                                                                    ------------
                 Electrical Components & Equipment - 2.4%
 28,723,000      Benchmark Electrical, 6.0%, 8/15/06                $ 28,723,000
 49,999,000      SCI Systems Inc., 3.0%, 3/15/07                      37,436,751
                                                                    ------------
                                                                    $ 66,159,751
                                                                    ------------
                 Total Capital Goods                                $ 80,514,751
                                                                    ------------
                 Commercial Services & Supplies - 2.2%
                 Data Processing Services - 2.2%
 66,254,000      Checkfree Holdings Corp., 6.5%, 12/1/06            $ 59,131,695
                                                                    ------------
                 Total Commercial Services & Supplies               $ 59,131,695
                                                                    ------------
                 Energy - 1.0%
                 Oil & Gas Drilling - 1.0%
 30,253,000      Parker Drilling Co., 5.5%, 8/1/04                  $ 27,114,251
                                                                    ------------
                 Total Energy                                       $ 27,114,251
                                                                    ------------
                 Food & Drug Retailing - 0.0%
                 Drug Retail - 0.0%
  1,000,000      Rite Aid Corp., 4.75%, 12/1/06 (144A)              $    770,000
                                                                    ------------
                 Total Food & Drug Retailing                        $    770,000
                                                                    ------------
                 Health Care Equipment & Supplies - 2.2%
                 Health Care Facilities - 2.2%
 30,650,000      Community Health Systems, 4.25%, 10/15/08          $ 33,366,203
 18,550,000      Province Healthcare, 4.25%, 10/10/08 (144A)          20,822,375
  5,000,000      Province Healthcare, 4.25%, 10/10/08                  5,612,500
                                                                    ------------
                 Total Health Care Equipment & Supplies             $ 59,801,078
                                                                    ------------


The accompanying notes are an integral part of these financial statements.   11

Pioneer High Yield Fund

SCHEDULE OF INVESTMENTS 4/30/02 (unaudited)                        (continued)

  Principal
    Amount                                                                Value
                Hotels Restaurants & Leisure - 0.3%
                Hotels - 0.3%
$ 8,395,000     Capstar Hotel, 4.75%, 10/15/04                     $  7,534,512
                                                                   ------------
                Total Hotels Restaurants & Leisure                 $  7,534,512
                                                                   ------------
                Insurance - 1.2%
                Property & Casualty Insurance - 1.2%
 29,550,000     Ohio Casualty Corp., 5.0%, 3/19/22 (144A)          $ 32,283,375
                                                                   ------------
                Total Insurance                                    $ 32,283,375
                                                                   ------------
                Materials - 1.4%
                Diversified Metals & Mining - 1.4%
 22,700,000     Freeport-McMoran Copper & Gold Inc.,
                  8.25%, 1/31/06 (144A)                            $ 33,596,000
  6,716,000     Inco Ltd., 7.75%, 3/15/16                             6,682,420
                                                                   ------------
                Total Materials                                    $ 40,278,420
                                                                   ------------
                Media - 1.0%
                Advertising - 1.0%
 30,123,000     Getty Images Inc., 5.0%, 3/15/07                   $ 27,186,007
                                                                   ------------
                Total Media                                        $ 27,186,007
                                                                   ------------
                Pharmaceuticals & Biotechnology - 21.6%
                Biotechnology - 10.7%
 62,679,000     Affymetrix Inc., 5.0%, 10/1/06                     $ 53,355,499
 46,333,000     Affymetrix Inc., 4.75% 2/15/07                       36,834,735
 68,900,000     Alkermes Inc., 3.75%, 2/15/07                        46,765,875
 49,700,000     Cubist Pharmaceuticals, 5.5%, 11/1/08 (144A)         29,884,610
 35,545,000     CV Therapeutics, 4.75%, 3/7/07                       27,458,513
 99,615,000     Human Genome Sciences, 3.75%, 3/15/07                67,987,237
  4,000,000     Invitrogen Inc., 2.25%, 12/15/06 (144A)               3,135,000
  4,000,000     Invitrogen Inc., 2.25%, 12/15/06                      3,135,000
 21,750,000     Invitrogen Corp., 5.5%, 3/1/07                       19,140,000
  3,500,000     OSI Pharmaceuticals Inc., 4.0%, 2/1/09                3,053,750
  6,000,000     Protein Design Labs Inc., 5.5%, 2/15/07               5,272,500
                                                                   ------------
                                                                   $296,022,719
                                                                   ------------

12  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund

   Principal
    Amount                                                                 Value
                 Pharmaceuticals - 10.7%
$22,480,000      Alpharma Inc., 5.75%, 4/1/05+                      $ 20,428,700
 63,998,000      Alpharma Inc., 3.0%, 6/1/06+                         58,798,162
  8,490,000      Cubist Pharmaceuticals, 5.5%, 11/1/08                 5,062,163
 35,800,000      Imclone Systems, 5.5%, 3/1/05                        29,177,000
  8,000,000      Ivax Corp., 5.5%, 5/15/07                             6,650,000
137,105,000      Ivax Corp., 4.5%, 5/15/08                           103,342,894
 90,365,000      Vertex Pharmaceuticals, 5.0%, 9/19/07                69,919,919
                                                                    ------------
                                                                    $293,378,838
                                                                    ------------
                 Pharmaceuticals & Biotechnology - 0.2%
  5,850,000      Millennium Pharmaceuticals, 5.5%, 1/15/07          $  5,126,062
                                                                    ------------
                 Total Pharmaceuticals & Biotechnology              $594,527,619
                                                                    ------------
                 Software & Services - 5.9%
                 Application Software - 5.0%
 38,689,000      Aspen Technology, 5.25%, 6/15/05                   $ 30,032,336
 45,100,000      HNC Software Inc., 5.25%, 9/1/08 (144A)              43,972,500
 50,900,000      Peregrine Systems Inc., 5.5%, 11/15/07               34,293,875
    970,000      Radisys Corp., 5.5%, 8/15/07 (144A)                     738,413
 35,910,000      Radisys Corp., 5.5%, 8/15/07                         27,336,488
  3,000,000      Wind River Systems Inc., 3.75%, 12/15/06 (144A)       2,437,500
                                                                    ------------
                                                                    $138,811,112
                                                                    ------------
                 Software & Services - 0.9%
 29,600,000      BEA Systems Inc., 4.0%, 12/15/06                   $ 24,494,000
                                                                    ------------
                 Total Software & Services                          $163,305,112
                                                                    ------------
                 Technology Hardware & Development - 24.2%
                 Computer Storage & Peripherals - 1.4%
 40,356,000      Quantum Corp., 7.0%, 8/1/04                        $ 37,631,970
                                                                    ------------
                 Electronic Equipment & Instruments - 3.3%
 39,282,000      Adaptec Inc., 4.75%, 2/1/04                        $ 38,103,540
 10,500,000      Airborne Inc., 5.75%, 4/1/07 (144A)                  12,022,500
 62,562,000      Safeguard Scientifics, 5.0%, 6/15/06                 39,726,870
                                                                    ------------
                                                                    $ 89,852,910
                                                                    ------------
                 Networking Equipment - 4.3%
109,476,000      Juniper Networks Inc., 4.75%, 3/15/07              $ 80,738,550
 48,220,000      Manugistics Group Inc., 5.0%, 11/1/07                38,395,175
                                                                    ------------
                                                                    $119,133,725
                                                                    ------------


The accompanying notes are an integral part of these financial statements.   13

Pioneer High Yield Fund

SCHEDULE OF INVESTMENTS 4/30/02 (unaudited)                        (continued)

   Principal
    Amount                                                                     Value
                 Semiconductor Equipment - 4.3%
$24,731,000      Advanced Energy Industries Inc., 5.25%, 11/15/06     $   24,174,552
 24,050,000      Axcelis Technologies, 4.25%, 1/15/07 (144A)              24,019,938
 19,537,000      Brooks Automation Inc., 4.75%, 6/1/08                    17,192,560
 55,165,000      Emcore Corp., 5.0%, 5/15/06                              34,133,344
 32,630,000      Emcore Corp., 5.0%, 5/15/06 (144A)                       20,189,812
                                                                      --------------
                                                                      $  119,710,206
                                                                      --------------
                 Semiconductors - 9.1%
 51,000,000      Atmel Corp., 0%, 5/21/06                             $   17,212,500
119,627,000      Conexant Systems Inc., 4.0%, 2/1/07                      77,458,482
  6,850,000      Cypress Semiconductor, 4.0%, 2/1/05                       6,216,375
  2,718,000      Cypress Semiconductor, 3.75%, 7/1/05                      2,357,865
    114,000      Intevac Inc., 6.5%, 3/1/04                                   66,263
 17,625,000      LSI Logic Corp., 4.0%, 2/15/05                           15,333,750
 90,619,000      Triquint Semiconductor, 4.0%, 3/1/07                     69,436,809
 80,147,000      Vitesse Semiconductor, 4.0%, 3/15/05                     61,412,639
                                                                      --------------
                                                                      $  249,494,683
                                                                      --------------
                 Telecommunications Equipment - 1.8%
 19,439,000      Commscope Inc., 4.0%, 12/15/06                       $   15,648,395
 40,555,000      DDI Corporation, 5.25%, 3/1/08                           26,512,831
  8,500,000      Extreme Networks Inc., 3.5%, 12/1/06                      6,757,500
                                                                      --------------
                                                                      $   48,918,726
                                                                      --------------
                 Total Technology Hardware & Development              $  664,742,220
                                                                      --------------
                 TOTAL CONVERTIBLE CORPORATE BONDS
                 (Cost $1,888,983,384)                                $1,885,445,084
                                                                      --------------
                 CORPORATE BONDS - 26.0%
                 Automobiles & Components - 0.1%
                 Auto Parts & Equipment - 0.1%
  2,740,000      Dura Operating Corp., 8.625%, 4/15/12 (144A)         $    2,856,450
                                                                      --------------
                 Total Automobiles & Components                       $    2,856,450
                                                                      --------------
                 Capital Goods - 1.4%
                 Building Products - 1.3%
 25,350,000      NCI Building Systems Inc., 9.25%, 5/1/09             $   25,603,500
  8,900,000      Nortek Inc., 9.875%, 6/15/11 (144A)                       9,055,750
                                                                      --------------
                                                                      $   34,659,250
                                                                      --------------

14  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund

  Principal
    Amount                                                                    Value
                Electrical Components & Equipment - 0.1%
$ 3,400,000     Advanced Lighting Technologies, 8.0%, 3/15/08          $  1,768,000
                                                                       ------------
                Total Capital Goods                                    $ 36,427,250
                                                                       ------------
                Consumer Durables & Apparel - 1.4%
                Homebuilding - 0.5%
 12,500,000     Beazer Homes USA, 8.375%, 4/15/12 (144A)               $ 12,734,375
                                                                       ------------
                Photographic Products - 0.9%
 43,426,000     Xerox Capital Trust I, 8.0%, 2/1/27                    $ 24,029,256
                                                                       ------------
                Total Consumer Durables & Apparel                      $ 36,763,631
                                                                       ------------
                Diversified Financials - 0.1%
                Diversified Financial Services - 0.1%
  3,160,000     Forest City Enterprises, 8.5%, 3/15/08                 $  3,223,200
                                                                       ------------
                Total Diversified Financials                           $  3,223,200
                                                                       ------------
                Energy - 4.1%
                Oil & Gas Drilling - 0.2%
  4,700,000     Parker Drilling Co., 9.75%, 11/15/06                   $  4,829,250
                                                                       ------------
                Oil & Gas Exploration & Production - 1.4%
 18,730,000     Eott Energy Partners LP, 11.0%, 10/1/09                $ 15,171,300
 14,215,000     Nuevo Energy Co., 9.5%, 6/1/08                           14,215,000
  9,983,000     Nuevo Energy Co., 9.375%, 10/1/10                         9,933,085
                                                                       ------------
                                                                       $ 39,319,385
                                                                       ------------
                Oil & Gas Refining & Marketing - 2.5%
  4,000,000     Tesoro Petroleum Corp., 9.0%, 7/1/08                   $  4,010,000
 24,925,000     Tesoro Petroleum Corp., 9.625%, 11/1/08                  25,485,812
 37,600,000     Tesoro Escrow Corp., 9.625%, 4/1/12 (144A)               38,446,000
                                                                       ------------
                                                                       $ 67,941,812
                                                                       ------------
                Total Energy                                           $112,090,447
                                                                       ------------
                Food & Drug Retailing - 2.7%
                Food Distributors - 2.7%
  2,875,000     Fisher Scientific International Inc., 9.0%, 2/1/08     $  2,990,000
 10,000,000     Fisher Scientific International Inc., 8.125%,
                  5/1/12 (144A)                                          10,075,000
  1,000,000     Wesco Distribution Inc., 9.125%, 6/1/08                     985,000
 63,595,000     Wesco Distribution Inc., 9.125%, 6/1/08                  62,641,075
                                                                       ------------
                Total Food & Drug Retailing                            $ 76,691,075
                                                                       ------------


The accompanying notes are an integral part of these financial statements.   15

Pioneer High Yield Fund

SCHEDULE OF INVESTMENTS 4/30/02 (unaudited)                        (continued)

  Principal
    Amount                                                                Value
                Health Care Equipment & Supplies - 0.3%
                Health Care Distributors & Services - 0.3%
$ 8,730,000     Biovail Corp., 7.875%, 4/1/10                       $  8,642,700
                                                                    ------------
                Total Health Care Equipment & Supplies              $  8,642,700
                                                                    ------------
                Hotels Restaurants & Leisure - 1.2%
                Hotels - 1.2%
  4,500,000     Meristar Hospitatlity CRP., 9.0%, 1/15/08           $  4,590,000
 17,000,000     Meristar Hospitatlity CRP., 9.125%,
                  1/15/11 (144A)                                      17,467,500
 11,000,000     Meristar Hospitatlity CRP., 9.125%, 1/15/11           11,302,500
                                                                    ------------
                Total Hotels Restaurants & Leisure                  $ 33,360,000
                                                                    ------------
                Household & Personal Products - 0.1%
                Household Products - 0.1%
  3,500,000     Champion Enterprises Inc., 7.625%, 5/15/09          $  2,905,000
                                                                    ------------
                Total Household & Personal Products                 $  2,905,000
                                                                    ------------
                Materials - 3.0%
                Metal & Glass Containers - 0.3%
  7,000,000     Silgan Holdings Inc., 9.0%, 6/1/09 (144A)           $  7,271,600
                                                                    ------------
                Paper Packaging - 0.6%
  5,000,000     Fibermark Inc., 9.375%, 10/15/06                    $  4,725,000
  9,395,000     Graphic Packaging Corp., 8.625%,
                  2/15/12 (144A)                                       9,841,263
  2,000,000     Stone Container Corp., 9.75%, 2/1/11                   2,150,000
                                                                    ------------
                                                                    $ 16,716,263
                                                                    ------------
                Paper Products - 1.7%
 49,675,000     Fibermark Inc., 10.75%, 4/15/11                     $ 46,942,875
                                                                    ------------
                Specialty Chemicals - 0.4%
 11,200,000     Polyone Corp., 8.875%, 5/1/12 (144A)                $ 11,482,240
                                                                    ------------
                Total Materials                                     $ 82,412,978
                                                                    ------------

16  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund

   Principal
    Amount                                                                 Value
                 Real Estate - 2.5%
                 Real Estate Investment Trusts - 2.5%
$ 19,280,000     BF Saul Real Estate Investment Trust,
                   9.75%, 4/1/08                                    $ 19,183,600
  37,650,000     Crescent Real Estate EQT., 9.25%,
                   4/15/09 (144A)                                     38,605,783
  10,765,000     Meristar Hospitality Operations/Finance, 10.5%,
                   6/15/09 (144A)                                     11,572,375
                                                                    ------------
                                                                    $ 69,361,758
                                                                    ------------
                 Total Real Estate                                  $ 69,361,758
                                                                    ------------
                 Retailing - 4.0%
                 Department Stores - 4.0%
  21,905,000     JC Penney Co. Inc., 9.75%, 6/15/21                 $ 20,941,180
 118,627,000     JC Penney Co. Inc., 7.625%, 3/1/97                   88,970,250
                                                                    ------------
                                                                    $109,911,430
                                                                    ------------
                 Home Improvement Retail - 0.0%
   1,250,000     Scotts Co., 8.625%, 1/15/09 (144A)                 $  1,284,375
                                                                    ------------
                 Total Retailing                                    $111,195,805
                                                                    ------------
                 Technology Hardware & Development - 4.5%
                 Electronic Equipment & Instruments - 1.7%
  45,070,000     Ingram Micro Inc., 9.875%, 8/15/08                 $ 47,548,850
                                                                    ------------
                 Semiconductors - 0.3%
   4,305,000     Fairchild Semiconductor, 10.375%, 10/1/07          $  4,574,062
   2,100,000     Fairchild Semiconductor, 10.5%, 2/1/09                2,304,750
                                                                    ------------
                                                                    $  6,878,812
                                                                    ------------
                 Telecommunications Equipment - 2.5%
  33,775,000     Lucent Technologies Inc., 7.25%, 7/15/06           $ 27,526,625
  20,833,000     Lucent Technologies Inc., 5.5%, 11/15/08             14,791,430
   3,000,000     Lucent Technologies Inc., 6.50%, 1/15/28              1,890,000
  40,880,000     Lucent Technologies Inc., 6.45%, 3/15/29             25,754,400
                                                                    ------------
                                                                    $ 69,962,455
                                                                    ------------
                 Total Technology Hardware & Development            $124,390,117
                                                                    ------------

The accompanying notes are an integral part of these financial statements.   17

Pioneer High Yield Fund

SCHEDULE OF INVESTMENTS 4/30/02 (unaudited)                        (continued)

   Principal
    Amount                                                                 Value
                 Transportation - 0.6%
                 Air Freight & Couriers - 0.6%
$15,600,000      Petroleum Helicopters, 9.375%, 5/1/09 (144A)     $   16,068,000
                                                                  --------------
                 Total Transportation                             $   16,068,000
                                                                  --------------
                 TOTAL CORPORATE BONDS
                 (Cost $710,526,852)                              $  716,388,411
                                                                  --------------
                 TOTAL INVESTMENT IN SECURITIES
                 (Cost $2,744,492,813) (a)(b)                     $2,749,673,013
                                                                  ==============

+ Investment held by the fund representing 5% or more of the outstanding voting stock of such company.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2002, the value of these securities amounted to $473,841,649 or 17.2% of total net assets.

(a) At April 30, 2002, the net unrealized gain on investments based on the cost for federal income tax purposes of $2,744,509,227 was as follows:

      Aggregate gross unrealized gain for all investments in which
       there is an excess of value over tax cost                    $90,012,257

      Aggregate gross unrealized loss for all investments in which
       there is an excess of tax cost over value                    (84,848,471)
                                                                    -----------
 Net unrealized gain                                                $ 5,163,786
                                                                    ===========

(b) At October 31, 2001, the Fund had a net capital loss carryforward of $9,050,053 which will expire in 2009 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2002, aggregated $2,038,388,675 and $238,369,890, respectively.


18  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund

BALANCE SHEET 4/30/02 (unaudited)

ASSETS:
  Investment in securities, at value (cost $2,744,492,813)      $2,749,673,013
  Cash                                                               2,254,638
  Receivables -
     Investment securities sold                                      6,601,901
     Fund shares sold                                               91,185,622
     Dividends and interest                                         43,649,008
  Organizational costs - net                                             8,908
  Other                                                                  3,239
                                                                --------------
       Total assets                                             $2,893,376,329
                                                                --------------
LIABILITIES:
  Payables -
     Investment securities purchased                            $   59,111,384
     Fund shares repurchased                                         2,678,202
     Dividends                                                       9,722,428
  Due to affiliates                                                  2,708,669
  Accrued expenses                                                     313,375
  Line of Credit                                                    57,556,835
                                                                --------------
       Total liabilities                                        $  132,090,893
                                                                --------------
NET ASSETS:
  Paid-in capital                                               $2,759,034,746
  Distributions in excess of net investment income                  (2,245,231)
  Accumulated net realized loss on investments                        (684,279)
  Net unrealized gain on investments                                 5,180,200
                                                                --------------
       Total net assets                                         $2,761,285,436
                                                                ==============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $1,159,220,116/106,118,032 shares)          $        10.92
                                                                ==============
  Class B (based on $788,196,399/71,915,373 shares)             $        10.96
                                                                ==============
  Class C (based on $794,212,385/71,846,463 shares)             $        11.05
                                                                ==============
  Class Y (based on $19,656,536/1,800,578 shares)               $        10.92
                                                                ==============
MAXIMUM OFFERING PRICE:
  Class A                                                       $        11.43
                                                                ==============
  Class C                                                       $        11.16
                                                                ==============


The accompanying notes are an integral part of these financial statements.   19

Pioneer High Yield Fund

STATEMENT OF OPERATIONS (unaudited)
For the Six Months Ended 4/30/02

INVESTMENT INCOME:
  Dividends                                       $ 2,990,520
  Interest                                         82,683,853
                                                  -----------
       Total investment income                                      $ 85,674,373
                                                                    ------------
EXPENSES:
  Management fees                                 $ 5,520,257
  Transfer agent fees
     Class A                                          468,375
     Class B                                          378,836
     Class C                                          266,943
     Class Y                                            1,246
  Distribution fees
     Class A                                          889,893
     Class B                                        2,648,635
     Class C                                        2,318,571
  Administrative fees                                  94,764
  Custodian fees                                      101,084
  Registration fees                                   149,861
  Professional fees                                    22,827
  Printing                                             32,724
  Interest                                            142,445
  Fees and expenses of nonaffiliated trustees          17,863
  Miscellaneous                                         7,439
                                                  -----------
       Total expenses                                               $ 13,061,763
       Less management fees waived and expenses
         assumed by Pioneer Investment
         Management, Inc.                                               (757,215)
       Less fees paid indirectly                                         (30,905)
                                                                    ------------
       Net expenses                                                 $ 12,273,643
                                                                    ------------
         Net investment income                                      $ 73,400,730
                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                  $  8,382,188
  Change in net unrealized gain on investments                        40,878,477
                                                                    ------------
       Net gain on investments                                      $ 49,260,665
                                                                    ------------
       Net increase in net assets resulting from operations         $122,661,395
                                                                    ============


20  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended 4/30/02 and the Year Ended 10/31/01

                                                          Six Months
                                                             Ended
                                                            4/30/02         Year Ended
                                                          (unaudited)        10/31/01
FROM OPERATIONS:
Net investment income                                   $   73,400,730    $   37,637,812
Net realized gain (loss) on investments                      8,382,188        (9,066,467)
Change in net unrealized gain (loss) on investments         40,878,477       (31,518,562)
                                                        --------------    --------------
  Net increase (decrease) in net assets resulting
     from operations                                    $  122,661,395    $   (2,947,217)
                                                        --------------    --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.50 and $1.06 per share, respectively)     $  (32,673,751)   $  (16,067,108)
  Class B ($0.47 and $0.99 per share, respectively)        (22,710,442)      (13,204,026)
  Class C ($0.47 and $1.00 per share, respectively)        (19,769,523)       (7,955,194)
  Class Y ($0.51 and $1.04 per share, respectively)           (530,638)         (151,076)
                                                        --------------    --------------
Net realized gain:
  Class A ($0.00 and $0.34 per share, respectively)                  -        (1,892,620)
  Class B ($0.00 and $0.34 per share, respectively)                  -        (1,522,858)
  Class C ($0.00 and $0.34 per share, respectively)                  -          (740,468)
  Class Y ($0.00 and $0.34 per share, respectively)                  -           (24,664)
                                                        --------------    --------------
     Total distributions to shareowners                 $  (75,684,354)   $  (41,558,014)
                                                        --------------    --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $2,013,390,878    $  949,068,362
Reinvestment of distributions                               35,444,792        19,806,633
Cost of shares repurchased                                (229,430,206)     (155,684,357)
                                                        --------------    --------------
  Net increase in net assets resulting from fund
     share transactions                                 $1,819,405,464    $  813,190,638
                                                        --------------    --------------
  Net increase in net assets                            $1,866,382,505    $  768,685,407
NET ASSETS:
Beginning of period                                        894,902,931       126,217,524
                                                        --------------    --------------
End of period (including accumulated undistributed/
  (distribution in excess of) net investment income
  of ($2,245,231) and $(219,619), respectively)         $2,761,285,436    $  894,902,931
                                                        ==============    ==============


The accompanying notes are an integral part of these financial statements.   21

Pioneer High Yield Fund

STATEMENTS OF CHANGES IN NET ASSETS                                (continued)

For the Six Months Ended 4/30/02 and the Year Ended 10/31/01

                                   '02 Shares        '02 Amount
CLASS A                            (unaudited)      (unaudited)       '01 Shares       '01 Amount
Shares sold                         84,356,345    $  919,536,619      36,424,855    $  395,022,332
Reinvestment of distributions        1,795,237        19,567,458       1,041,822        11,191,103
Less shares repurchased            (13,244,617)     (144,083,084)     (9,330,469)     (100,330,947)
                                   -----------    --------------      ----------    --------------
  Net increase                      72,906,965    $  795,020,993      28,136,208    $  305,882,488
                                   ===========    ==============      ==========    ==============
CLASS B
Shares sold                         43,871,032    $  479,566,934      30,120,166    $  328,261,034
Reinvestment of distributions          686,933         7,514,304         500,878         5,397,439
Less shares repurchased             (3,887,193)      (42,356,289)     (3,414,624)      (36,788,368)
                                   -----------    --------------      ----------    --------------
  Net increase                      40,670,772    $  444,724,949      27,206,420    $  296,870,105
                                   ===========    ==============      ==========    ==============
CLASS C
Shares sold                         54,074,767    $  596,635,215      20,232,310    $  222,253,133
Reinvestment of distributions          710,946         7,844,879         280,875         3,055,663
Less shares repurchased             (3,715,347)      (40,904,288)     (1,543,942)      (16,655,949)
                                   -----------    --------------      ----------    --------------
  Net increase                      51,070,366    $  563,575,806      18,969,243    $  208,652,847
                                   ===========    ==============      ==========    ==============
CLASS Y
Shares sold                          1,623,502    $   17,652,110         325,891    $    3,531,863
Reinvestment of distributions           47,581           518,151          15,223           162,428
Less shares repurchased               (192,010)       (2,086,545)       (175,921)       (1,909,093)
                                   -----------    --------------      ----------    --------------
  Net increase                       1,479,073    $   16,083,716         165,193    $    1,785,198
                                   ===========    ==============      ==========    ==============


22  The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 4/30/02
Pioneer High Yield Fund

                                                             Six Months
                                                               Ended                                                 2/12/98
                                                               4/30/02       Year Ended   Year Ended    Year Ended      to
                                                             (unaudited)      10/31/01    10/31/00(a)    10/31/99    10/31/98
CLASS A
Net asset value, beginning of period                        $    10.41        $  11.35      $  9.65      $  8.50     $   10.00
                                                            ----------        --------      -------      -------     ---------
Increase (decrease) from investment operations:
 Net investment income                                      $     0.48        $   1.08      $  0.96      $  0.70     $    0.34
 Net realized and unrealized gain (loss) on investments           0.53           (0.62)        1.94         1.14         (1.56)
                                                            ----------        --------      -------      -------     ---------
   Net increase (decrease) from investment operations       $     1.01        $   0.46      $  2.90      $  1.84     $   (1.22)
Distributions to shareowners:
 Net investment income                                           (0.50)          (1.06)       (1.05)       (0.69)        (0.28)
 Net realized gains                                                  -           (0.34)       (0.15)           -             -
                                                            ----------        --------      -------      -------     ---------
Net increase (decrease) in net asset value                  $     0.51        $  (0.94)     $  1.70      $  1.15     $   (1.50)
                                                            ----------        --------      -------      -------     ---------
Net asset value, end of period                              $    10.92        $  10.41      $ 11.35      $  9.65     $    8.50
                                                            ==========        ========      =======      =======     =========
Total return*                                                     9.80%           4.32%       31.12%       22.20%       (12.39)%
Ratio of net expenses to average net assets+                      1.00%**         0.96%        0.95%        1.90%         1.90%**
Ratio of net investment income to average net assets+             8.94%**         9.54%        8.96%        7.13%         6.22%**
Portfolio turnover rate                                             28%**           24%          57%          64%           38%**
Net assets, end of period (in thousands)                    $1,159,220        $345,825      $57,592      $ 7,591     $   7,691
Ratios assuming no waiver of management fees by PIM and
 no reduction for fees paid indirectly:
 Net expenses                                                     1.09%**         1.24%        1.94%        3.67%         3.99%**
 Net investment income                                            8.85%**         9.26%        7.97%        5.36%         4.13%**
Ratios assuming waiver of management fees by PIM and
 reduction for fees paid indirectly:
 Net expenses                                                     1.00%**         0.93%        0.88%        1.90%         1.90%**
 Net investment income                                            8.94%**         9.57%        9.03%        7.13%         6.22%**

(a) Pioneer Investment Management, Inc. assumed investment management of the fund on February 25, 2000. Prior to that date, the fund was advised by EQSF Advisors, Inc.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
 +  Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   23

FINANCIAL HIGHLIGHTS 4/30/02
Pioneer High Yield Fund

                                                                            Six Months
                                                                               Ended                       2/25/00
                                                                              4/30/02       Year Ended        to
                                                                            (unaudited)      10/31/01      10/31/00
CLASS B (a)
Net asset value, beginning of period                                         $ 10.45         $  11.41     $ 11.34
                                                                             -------         --------     -------
Increase (decrease) from investment operations:
 Net investment income                                                       $  0.44         $   1.00     $  0.69
 Net realized and unrealized gain (loss) on investments                         0.54            (0.63)       0.08
                                                                             -------         --------     -------
   Net increase from investment operations                                   $  0.98         $   0.37     $  0.77
Distributions to shareowners:
 Net investment income                                                         (0.47)           (0.99)      (0.70)
 Net realized gains                                                                -            (0.34)          -
                                                                             -------         --------     -------
Net increase (decrease) in net asset value                                   $  0.51         $  (0.96)    $  0.07
                                                                             -------         --------     -------
Net asset value, end of period                                               $ 10.96         $  10.45     $ 11.41
                                                                             =======         ========     =======
Total return*                                                                   9.46%            3.45%       7.04%
Ratio of net expenses to average net assets+                                    1.76%**          1.72%       1.47%**
Ratio of net investment income to average net assets+                           8.19%**          8.70%       8.44%**
Portfolio turnover                                                                28%**            24%         57%
Net assets, end of period (in thousands)                                     $788,196        $326,596     $46,069
Ratios assuming no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                   1.85%**          2.00%       2.19%**
 Net investment income                                                          8.10%**          8.42%       7.92%**
Ratios assuming waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                   1.76%**          1.69%       1.40%**
 Net investment income                                                          8.19%**          8.73%       8.50%**

(a) Class B Shares were first publicly offered on February 28, 2000. * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
 +  Ratios assuming no reduction for fees paid indirectly.


24 The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 4/30/02
Pioneer High Yield Fund

                                                                            Six Months
                                                                               Ended                      2/25/00
                                                                              4/30/02      Year Ended        to
                                                                            (unaudited)     10/31/01      10/31/00
CLASS C (a)
Net asset value, beginning of period                                        $  10.55        $  11.51     $ 11.34
                                                                            --------        --------     -------
Increase (decrease) from investment operations:
 Net investment income                                                      $   0.45        $   1.01     $  0.69
 Net realized and unrealized gain (loss) on investments                         0.52           (0.63)       0.19
                                                                            --------        --------     -------
   Net increase (decrease) from investment operations                       $   0.97        $   0.38     $  0.88
Distributions to shareowners:
 Net investment income                                                         (0.47)          (1.00)      (0.71)
 Net realized gains                                                                -           (0.34)          -
                                                                            --------        --------     -------
Net increase (decrease) in net asset value                                  $   0.50        $  (0.96)    $  0.17
                                                                            --------        --------     -------
Net asset value, end of period                                              $  11.05        $  10.55     $ 11.51
                                                                            ========        ========     =======
Total return*                                                                   9.32%           3.50%       7.98%
Ratio of net expenses to average net assets+                                    1.72%**         1.69%       1.47%**
Ratio of net investment income to average net assets+                           8.15%**         8.67%       8.41%**
Portfolio turnover rate                                                           28%**           24%         57%
Net assets, end of period (in thousands)                                    $794,212        $219,142     $20,788
Ratios assuming no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                   1.81%**         1.97%       2.15%**
 Net investment income                                                          8.06%**         8.39%       7.72%**
Ratios assuming waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                   1.72%**         1.66%       1.39%**
 Net investment income                                                          8.15%**         8.70%       8.48%**

(a) Class C Shares were first publicly offered on February 28, 2000. * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
 +  Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    25

FINANCIAL HIGHLIGHTS 4/30/02
Pioneer High Yield Fund

                                                                            Six Months
                                                                               Ended                      2/25/00
                                                                              4/30/02      Year Ended        to
                                                                            (unaudited)     10/31/01      10/31/00
CLASS Y (a)
Net asset value, beginning of period                                         $ 10.39          $11.32       $11.34
                                                                             -------          ------       ------
Increase (decrease) from investment operations:
 Net investment income                                                       $  0.50          $ 1.06       $ 0.74
 Net realized and unrealized gain (loss) on investments                         0.54           (0.61)       (0.02)
                                                                             -------          ------       ------
   Net increase (decrease) from investment operations                        $  1.04          $ 0.45       $ 0.72
Distributions to shareowners:
 Net investment income                                                         (0.51)          (1.04)       (0.74)
 Net realized gains                                                                -           (0.34)           -
                                                                             -------          ------       ------
Net increase (decrease) in net asset value                                   $  0.53          $(0.93)      $(0.02)
                                                                             -------          ------       ------
Net asset value, end of period                                               $ 10.92          $10.39       $11.32
                                                                             =======          ======       ======
Total return*                                                                  10.15%           4.28         6.56%
Ratio of net expenses to average net assets+                                    0.64%**         0.62%        0.35%**
Ratio of net investment income to average net assets+                           9.32%**        10.04%        6.59%**
Portfolio turnover rate                                                           28%**           24%          57%
Net assets, end of period (in thousands)                                     $19,657          $3,340       $1,769
Ratios assuming no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                                   0.73%**         0.92%        1.06%**
 Net investment income                                                          9.22%**         9.74%        6.11%**
Ratios assuming waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                   0.64%**         0.59%        0.29%**
 Net investment income                                                          9.32%**        10.07%        6.63%**

(a) Class Y Shares were first publicly offered on February 28, 2000. * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
 ** Annualized.
 +  Ratios assuming no reduction for fees paid indirectly.

26  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund

NOTES TO FINANCIAL STATEMENTS 4/30/02 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Yield Fund (the Fund), originally, Third Avenue High Yield Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Effective February 25, 2000, the Fund was reorganized as a Delaware business trust. The reorganization had no effect on the Fund's operations. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. The inception date for Class B, Class C, and Class Y shares was February 25, 2000, and shares of each class were first publicly offered on February 28, 2000. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and rating. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees and may include yield equivalents or a pricing matrix. Market discount and

Pioneer High Yield Fund

NOTES TO FINANCIAL STATEMENTS 4/03/02 (unaudited)                  (continued)

    premium are accreted or amortized daily on a yield-to-maturity basis. Original issue discount is accreted daily into interest income on a yield-to-maturity basis with a corresponding increase in the cost basis of the security. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

    The Fund invests in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter

Pioneer High Yield Fund

    for the Fund and an majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $1,058,406 in underwriting commissions on the sale of fund shares during the period ended April 30, 2002.

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses. Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentages of adjusted net assets at the beginning of the day.

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

E.  Repurchase Agreement

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Fund's portfolio and is a majority owned indirect

Pioneer High Yield Fund

NOTES TO FINANCIAL STATEMENTS 4/03/02 (unaudited)                  (continued)

subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; and 0.60% of the excess over $1 billion.

PIM has agreed not to impose its management fee and to assume other operating expenses of the Fund to the extent necessary to limit the Class A expenses to 1.0% of average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C and Class Y shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At April 30, 2002, approximately $781,003 was payable to PIM related to management fees and administrative fees and certain other services.

3. Transfer Agent

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $332,438 in transfer agent fees payable to PIMSS at April 30, 2002.

4. Plans of Distribution

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $1,595,228 in distribution fees payable to PFD at April 30, 2002.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC).

Pioneer High Yield Fund

A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the period ended April 30, 2002, CDSCs in the amount of $634,603 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the period ended April 30, 2002 the Fund's expenses were reduced by $30,905 under such arrangements.

6. Line of Credit Facility

The Fund, has a $60 million ($75 million as of May 3, 2002) committed, unsecured revolving line of credit facility. The Fund may borrow up to the lesser of $60 million or the limit set by its prospectus for borrowings. Interest on borrowings is payable at the Federal Funds Rate plus 0.50% on an annualized basis. The Fund pays a quarterly commitment fee for this facility at the annual rate of 0.10% on the unused facility.

For the six months ended April 30, 2002, the average daily amount of borrowings outstanding during the period was $8,800,215. The average daily shares outstanding during the period were 159,108,530 resulting in an average borrowing per share of $0.06. The related weighted average annualized interest rate for the period was 2.29%, and the total interest expense on such borrowings was $142,445.

7. Affiliated Companies

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of April 30, 2002:

Affiliates                         Purchases       Sales         Income         Value
-----------------------------------------------------------------------------------------
 Alpharma Inc., 5.75%, 4/1/05    $19,625,771    $        -    $  161,166    $ 20,428,700
 Alpharma Inc., 3.0%, 6/1/06     $59,142,983             -       258,094      58,798,162
 Tower Automotive Inc., 5.0%,
  8/1/04                         $19,651,091    $1,563,050     1,569,664      61,850,344
-----------------------------------------------------------------------------------------
 Total                           $98,419,845    $1,563,050    $1,988,924    $141,077,206

Pioneer High Yield Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                           Officers
John F. Cogan, Jr., Chairman       John F. Cogan, Jr., President
Mary K. Bush                       Daniel T. Geraci, Executive Vice President
Richard H. Egdahl, M.D.            Vincent Nave, Treasurer
Daniel T. Geraci                   Joseph P. Barri, Secretary
Margaret B.W. Graham
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds
United States
Pioneer Core Equity Fund (formerly
 Pioneer Tax Managed Fund)***
Pioneer Growth Shares
Pioneer Mid Cap Growth Fund+
Pioneer Mid Cap Value Fund
Pioneer Small Cap Value Fund++
Pioneer Small Company Fund
Pioneer Tax Managed Fund

International/Global
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer International Value Fund**
 (formerly Pioneer International  Growth Fund)
Pioneer International Equity Fund**  (formerly Pioneer World Equity Fund)

Sector Funds
Pioneer Real Estate Shares
Pioneer Science & Technology Fund

Growth and Income Funds
Pioneer Fund
Pioneer Balanced Fund
Pioneer Equity Income Fund
Pioneer Value Fund (formerly  Pioneer II)

Income Funds

Taxable
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Strategic Income Fund

Tax-Free
Pioneer Tax Free Income Fund

Money Market Fund
Pioneer Cash Reserves Fund*

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.
**   Name change effective July 30, 2001.
***  Name change effective May 1, 2002
++   Name change effective September 6, 2001.
+    Name change effective September 21, 2001.

Note: Pioneer Indo-Asia Fund merged into Pioneer Emerging Markets Fund on
      September 28, 2001. Pioneer Limited Maturity Bond Fund merged into Pioneer Bond Fund on September 28, 2001.

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Accounts (IRAs)

Traditional IRA*
For anyone under age 70-1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*
Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans

Uni-K Plan*
A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan*
Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*
The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.


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403(b) Plan*
Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA
The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan
Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan
Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

Money Purchase Pension Plan (MPP)
Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

Defined Benefit Pension Plan
Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.


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PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.


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Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, then select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund, and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)


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HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Telecommunications Device for the Deaf (TDD)                     1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-55014

Our toll-free fax                                                1-800-225-4240

Our internet e-mail address                                ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                        www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.


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Pioneer Investment Management, Inc.                                11856-00-0602
60 State Street                      (Copyright) Pioneer Funds Distributor, Inc.
Boston, Massachusetts 02109                  Underwriter of Pioneer mutual funds
www.pioneerfunds.com                 [recycled symbol] Printed on Recycled Paper